SECURITIES AND EXCHANGE COMMISSION
                                      UNITED STATES
                               Washington, DC   20549

                                       FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        February 28, 1999

                              REGENCY CENTERS, L.P.
            (Exact name of registrant as specified in its charter)



         Florida                            0-24763              59-3429602
(State or other jurisdiction             Commission            (IRS Employer
     of incorporation)                  File Number)       Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                      32202
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:           (904)-356-7000



                                      Not Applicable
               (Former name or former address, if changed since last report)
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ITEM 2.                      ACQUISITION OF ASSETS

Regency Centers, L.P. (the "Partnership") is the primary entity through which Regency Realty Corporation ("Regency") owns its properties and through which Regency intends to expand its ownership and operation of retail shopping centers. At December 31, 1998, Regency owned approximately 96% of the outstanding units of the Partnership.

Regency completed its merger with Pacific Retail Trust, a Dallas-based private real estate company that is a leading neighborhood shopping center company in the western United States. The merger was approved Friday, February 26, 1999 by shareholders of both companies at special shareholder meetings and was effective February 28, 1999.

Of the 25.5 million Regency shares authorized to vote, 84.1% was represented at the special shareholder meeting either in person or by proxy. Of the shares represented, 98.6% voted in favor of the merger. Of the 67.2 million Pacific
Retail shares authorized to vote, 97.0% was represented at the special shareholder meeting either in person or by proxy. Of the shares represented, 97.3% voted in favor of the merger.

The merged company will operate under the Regency name and will continue to trade on the New York Stock Exchange under the ticker symbol "REG". With the completion of the merger, Regency owns 200 retail properties totaling more than 23 million square feet located in high-growth markets throughout the United States.

Information concerning the merger, including the assets acquired and the merger consideration, has been previously reported in Regency's definitive Proxy Statement and Prospectus dated January 28, 1999.

Following the merger, Regency contributed to the Partnership substantially all of the assets it acquired from Pacific Retail Trust in the merger, including (1) title to all of the properties acquired, and (2) all of the outstanding non-voting common stock of PRT Development Corporation, Pacific Retail Trust's non-qualified REIT subsidiary, in exchange for Class B Partnership units.

In the merger, Regency became the general partner of Retail Properties Partners Limited Partnership, which continues to own 8 properties that it owned prior to the merger.

Regency and the Partnership intend to continue to use the assets acquired on the merger in the same manner and to conduct the same type of business as Pacific Retail Trust did prior to the merger.




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

A. The financial statements of Pacific Retail Trust and the pro forma financial statements of Regency Centers, L.P. were filed as a part of Amendment No. 2 to Form S-4 of Regency Centers, L.P. dated January 11, 1999 and are incorporated by reference. The following Index to Financial Statements represents a complete list and location of the financial statements included in the Form S-4 filing.

REGENCY CENTERS, L.P.:
UNAUDITED PRO FORMA FINANCIAL INFORMATION

         Pro Forma Condensed Consolidated Balance Sheet as of
         September 30,
         1998.........................................................P-3

         Notes to Pro Forma Condensed Consolidated Balance Sheet......P-4

         Pro Forma Condensed Consolidated
          Statements of Operations for the nine
         months ended September 30, 1998 and the year ended
         December 31, 1997............................................P-6

         Notes to Pro Forma Consolidated Statements of Operations.....P-7

PACIFIC RETAIL TRUST:
UNAUDITED PRO FORMA FINANCIAL INFORMATION

         Pro Forma Condensed Consolidated Balance Sheet as of
         September 30,
         1998........................................................P-15

         Pro Forma Condensed Consolidated Statements of Operations...P-16
          for the nine months ended September 30, 1998

         Pro Forma Condensed Consolidated Statements of Operations
         for the year ended December 31, 1997........................P-17

         Notes to Pro Forma Condensed Consolidated
         Statements of Operations....................................P-18


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PACIFIC RETAIL TRUST:
CONSOLIDATED FINANCIAL STATEMENTS
         Report of Independent Accountants.................................F-34

         Consolidated Balance Sheets as of December 31, 1997 and 1996......F-35

         Consolidated Statements of Operations for the years ended
         December 31, 1997 and 1996........................................F-36

         Consolidated Statements of Changes in Shareholders'
         Equity for the years ended December 31, 1997 and 1996.............F-37

         Consolidated Statements of Cash Flows for the years ended
          December 31, 1997 and 1996.......................................F-38

         Notes to Consolidated Financial Statements........................F-39

         Report of Independent Accountants.................................F-51

         Balance Sheet as of December 31, 1995.............................F-52

         Statement of Operations for the period from April 27, 1995
         (Inception) to December 31, 1995..................................F-53

         Statement of Shareholders' Equity for the period
         from April 27, 1995 (Inception) to December 31, 1995..............F-54

         Statement of Cash Flows for the period
         from April 27, 1995 (Inception) to December 31,
         1995..............................................................F-55

         Notes to Financial Statements ....................................F-56

         Consolidated Balance Sheet as of
          September 30, 1998 (Unaudited)                                   F-64

         Consolidated Statements of Operations for the
          nine months ended September 30, 1998
          and 1997 (Unaudited)                  .......................    F-65

         Consolidated Statement of Changes in Shareholders'
          Equity for the nine months ended
          September 30, 1998 (Unaudited)...............................    F-66

         Consolidated Statements of Cash Flows for
          the nine months ended September 30, 1998
          and 1997 (Unaudited).........................................    F-67

         Notes to Consolidated Financial Statements....................    F-68

         Schedule III - Real Estate and Accumulated Depreciation
          as of December 31, 1997......................................    S-1
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C.       Exhibits:

         2. Agreement and Plan of Merger between Regency Realty Corporation and Pacific Retail Trust dated as of September 23, 1998 (incorporated by reference from Annex A to Regency Realty Corporation's definitive Proxy Statement and Prospectus dated January 28, 1999).

                  Exhibits to the Agreement and Plan of Merger are incorporated by reference to Annexes D, E and F to the above-referenced Proxy Statement and Prospectus. The following schedules have been omitted (the Registrant agrees to furnish copies supplementally to the Securities and Exchange Commission upon request):

                  Regency Realty Corporation ("East") Disclosure Schedules:
                  3.2(a) and (b)
                           (i)      Commitments to Issue Securities of East or
                                     East Operating Partnership
                           (ii)     East Voting Agreement
                           (iii)    East Redemption Obligations
                           (iv)     East Registration Rights Agreements

                  3.2(c)   Stock Ownership of East Subsidiaries
                  3.2(d)   Commitments to Issue Securities of East Subsidiaries
                  3.3(b)   East Required Consents
                  3.5      East Material Adverse Changes
                  3.7      East Tax Matters
                  3.9      East Litigation
                  3.11     East Properties
                  3.26     Knowledge
                  5.1(d)   East Acquisitions, Dispositions, or Financings
                  7.1(i)   Mandatory Required Consents

                  Pacific Retail Trust ("West") Disclosure Schedule

                  23.      Consent of PricewaterhouseCoopers LLP
                  23.2     Consent of PricewaterhouseCoopers LLP






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Pursuant to the  requirements  of the  Securities  and Exchange Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              REGENCY CENTERS, L.P.
                                                     (registrant)

                                         By:      Regency Realty Corporation,
                                                  Its General Partner


March 10, 1999                          By: /s/   J. Christian Leavitt
                                       -----------------------------------
                                             J. Christian Leavitt
                                             Senior Vice President

004.134838.2

                                                                     Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Current Report on Form 8-K of Regency Centers, L.P. of our reports dated January 23, 1998 and dated February 9, 1996 included in the Regency Centers, L.P. registration statement on Form S-4 (No. 333-63723) dated January 11, 1999 relating to the financial statements of Pacific Retail Trust for the years ended December 31, 1997 and 1996 and for the period from April 27, 1995 (Inception) to December 31, 1995 listed in the accompanying index. We also consent to the application of our report dated January 23, 1998 to the Financial Statement Schedule for the year ended December 31, 1997 listed in the accompanying index when such schedule is read in conjunction with the financial statements referred to in our report. The audits referred to in such report also included this schedule.




PricewaterhouseCoopers LLP
Dallas, Texas
January 11, 1999

                                                                 Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-63723) and Form S-3 (No. 333-72899) of Regency Centers, L.P. of our reports dated January 23, 1998 relating to the financial statements of Pacific Retail Trust for the years ended December 31, 1997 and 1996 and dated February 9, 1996 relating to the financial statements of Pacific Retail Trust for the period from April 27, 1995 (Inception) to December 31, 1995 which are incorporated by reference in the Current Report on Form 8-K of Regency Centers, L.P. dated February 28,
1999.



PricewaterhouseCoopers LLP
Dallas, Texas
March 10, 1999